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                                                                    EXHIBIT 10.1

[LOGO]
CONSTELLATION 3D, INC.
www.c-3d.net
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                                                       Please respond to:
                                                       ------------------
                                                805 Third Avenue - 14/th/ Floor
                                                New York, NY 10022
                                                Tel. (212) 308-3572
                                                Fax  (212) 308-3573
                                                E-mail: rtellini@c-3d.net

Stacy L. Robinson
Epicenter Venture Finance Ltd.
c/o St. George Trust Company Limited
27 Reid Street
Hamilton HM11, Bermuda
Fax: (441) 295-5491

Re:  Amendment of Purchase Price Adjustments in Sec. 7.1
     of Common Stock Investment Agreement of August 23, 2000
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Gentlemen:

     In the context of the current round of financing, the Company has concluded that the existing investment agreements may be ambiguous and should be updated in order to facilitate the financing. To that end the Company would appreciate your cooperation in achieving the financing. Therefore, in exchange for 340,489 shares of the Company's common stock (which, if lawful and practicable shall be registered on the Company's next filed registration statement and/or such shares shall be included on a registration statement filed within 60 days of the Company's receipt of a demand registration notice), you hereby irrevocably agree to the following changes to the Common Stock Investor's Agreement and Appendices thereto (terminating Article VII thereof):

     Amendment: "Article VII of the Common Stock Investment Agreement is hereby eliminated and no shares shall issue as a result of Article VII and Article VII shall be deemed to have no legal effect, past or prospective."

     This letter shall act as confirmation of your irrevocable agreement to the above amendment.

CONSTELLATION 3D, INC.              ACCEPTED AND AGREED TO:

                                    EPICENTER VENTURE FINANCE LTD.

By: /s/ Raymond Tellini
    Raymond Peter Tellini           By: /s/ Brott Limited
    Vice President of Finance       Name:
                                    For Brott Limited, Sole Director